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                                                                   EXHIBIT 10.46

                              FUNDING AGREEMENT
                                 (Short Form)

THIS FUNDING AGREEMENT made this 27th day of  May, 1997 by and between

                         Capital Access Bureau, Inc.
                             Premiere Point North
                         225 Westmonte Dr./Suite 1170
                       Altamonte Springs, Florida 32714
                            Tel: (407) 865 - 9857
                            Fax: (407) 865 - 9434
       a Florida corporation, (hereinafter referred to as "CABI"), and

                          National Diagnostics, Inc.
                            751 West Brandon Blvd.
                            Brandon, Florida 33511
                                (813) 661-9501

                   (hereinafter referred to as "COMPANY"),
       collectively FINDER and COMPANY hereinafter to as "the parties".

                                 WITNESSETH:

         WHEREAS FINDER is in the business of providing funding sources, funding services, funding introductions, funding source location, funding coordination services, funding liaison services and other related services and COMPANY wishes to engage the services of FINDER in connection therewith and

         WHEREAS FINDER has expertise and contacts valuable to COMPANY and FINDER desires to make them available to COMPANY upon terms set forth herein; and

         WHEREAS COMPANY is in need of funding in the exact or approximate amount of; $2,000,000 in U. S. funds and FINDER has the ability to render services on behalf of the COMPANY for the purpose of assisting COMPANY in obtaining said funding and for said amount, or in a lesser amount as partial funding;

         THEREFORE, the Parties agree as follows;

1.   INTRODUCTION AND FINDER'S FEES:
That if FINDER's introduction to a funding source is instrumental in COMPANY securing funding through a previously disclosed or undisclosed third party transaction, and/or FINDER'S introduction to any other funding source results in COMPANY securing full or partial funding, FINDER is entitled to a finder's fee amounting to ten percent (10%) of the U.S. dollar amount of such funding, or such other valuable consideration if not in actual cash funds, received by COMPANY.

2.  PAYMENT OF FINDER'S FEES:
The above mentioned finder's fee is paid to FINDER in the following manner;

(a) 100% or $200,000 to be wire transferred to FINDER's corporate account, within (2) banking and/or business days after receipt of said funding by COMPANY.

3.  OTHER FEES AND RELATED COSTS:
That it is fully understood by all parties hereto, and agreed, that COMPANY is under no obligation to pay any other fees, charges or costs related hereto (with the exception of the aforementioned finder's fee and related bank and/or escrow fees) as a result of this agreement.



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4.  NON-WAIVER:
The failure of either party, at any time, to require any such performance by any other party shall not be construed as a waiver of such right to require such performance and shall in no way affect such party's right to require such performance and in no way shall affect such party's right subsequently to require full performance hereunder.

5.  GENERAL:
         (a) Entire Agreement: This funding Agreement is the entire agreement between the parties. No change, addition, alteration or erasure of any portion of this Funding Agreement shall be valid or binding upon either party. It is declared by all parties hereto that there are no oral other agreements or understandings between them affecting this Funding Agreement, or relating to the business of FINDER. This agreement supersedes all previous agreements between FINDER and COMPANY.
         (b) Applicable Law: this Funding Agreement is executed pursuant to and shall be interpreted under the laws of the State of Florida for which the Courts in Seminole County, Florida shall have jurisdiction.
         (c) Breach: In the event of a breach in the performance of any item contained herein, the defaulting party agrees to pay all costs of enforcing this Funding Agreement either by arbitration or litigation or any right arising out of the breach thereof including a reasonable attorney's fee.
         (d) Term of Agreement: the term of this Funding Agreement shall be for a period of one (1) year from the date of execution hereof.
         (e) Exclusivity: It is expressly understood by all parties hereto that FINDER does have exclusive right in efforts to acquire said funding for COMPANY for a period of 45 days.


         IN WITNESS WHEREOF, the parties have hereunto set their respective hand(s) the day and year first above written.


For and in behalf of COMPANY:                For and in behalf of  CABI:
National Diagnostics, Inc.                   Capital Access Bureau, Inc.


/s/Curtis L Alliston                         /s/David S. Robinson
-----------------------------------          ---------------------------------
By:  Curtis L. Alliston, Pres./COO           By:  David S. Robinson, President


/s/Jugal K. Taneja
-----------------------------------
By:  Jugal K. Taneja, CEO
Date:       5/29/97                          Date:       5/29/97




















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